UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024 (May 9, 2024)

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 13, 2024 (the “Closing Date”), Lions Gate Entertainment Corp., a British Columbia company (“Lions Gate” or “Lionsgate”) consummated the previously announced business combination (the “Business Combination”) among Lions Gate, SEAC II Corp., a Cayman Islands exempted company (“New SEAC”), Screaming Eagle Acquisition Corp., a Cayman Islands exempted company and formerly parent of New SEAC (“SEAC”), and LG Orion Holdings ULC, a British Columbia unlimited liability company (“StudioCo”) and a wholly-owned subsidiary of Lions Gate, pursuant to the Business Combination Agreement, dated as of December 22, 2023 and as amended on April 11, 2024 and May 9, 2024, by and among New SEAC, SEAC, Lions Gate, LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate (“Studio HoldCo”), StudioCo, SEAC MergerCo, a Cayman Islands exempted company and a direct, wholly-owned subsidiary of New SEAC, and 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of SEAC. On May 13, 2024, upon the StudioCo Amalgamation Effective Time (as defined in the Business Combination Agreement), Lionsgate Studios Corp. (also referred to herein as “LG Studios”) became the successor in interest to SEAC II Corp. LG Studios will continue the then-existing business operations of StudioCo as a publicly traded company and majority-owned subsidiary of Lions Gate. The Business Combination resulted in expected aggregate gross proceeds of $350 million.

Amendment No. 2 to the BCA

On May 9, 2024, the parties to the Business Combination Agreement entered into an amendment to the Business Combination Agreement (“Amendment No. 2”) to amend the dates on which the SEAC Pre-Arrangement Steps (as defined in the Business Combination Agreement) were required to occur relative to the Closing Date. The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2 filed, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

PIPE Investment

On May 9, 2024 and May 13, 2024, SEAC, New SEAC and Lions Gate entered into additional subscription agreements with certain institutional and accredited investors (the “PIPE Investors” and the additional subscription agreements, the “Additional Subscription Agreements”) which, in combination with the subscription agreements entered into on December 22, 2023 and April 11, 2024, as previously disclosed, increased the total aggregate cash amount of the investment by the PIPE Investors to $274.3 million. This summary is qualified in its entirety by reference to the text of the Additional Subscription Agreements, a form of which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-Up Agreement

On the Closing Date, Eagle Equity Partners V, LLC (the “Sponsor”) and its transferees and holders of LG Studios’ common shares, without par value, affiliated with Lions Gate entered into a lockup agreement (the “Lockup Agreement”) with LG Studios. The foregoing description of the Lockup Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Lockup Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Amended and Restated Registration Rights Agreement

On the Closing Date, LG Studios, Studio HoldCo and the Sponsor entered into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”), pursuant to which, among other things, LG Studios agreed that, within 30 days after the closing of the Business Combination, LG Studios would file with the U.S. Securities and Exchange Commission a registration statement registering the resale of certain securities held by or issuable to certain existing shareholders of SEAC, including the Sponsor, and Studio HoldCo. Such holders are entitled to customary piggyback registration rights and demand registration rights. The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Voting and Standstill Agreement

As previously disclosed, on November 10, 2015, Lions Gate entered into a voting and standstill agreement with Liberty Global plc (“Liberty Global”), Discovery Communications, Inc. (“Discovery”), Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd. (“Discovery Lightning”), Dr. John C. Malone and affiliates of MHR Fund Management, LLC (“MHR Fund Management”) (as amended from time to time, the “Voting and Standstill Agreement”). In connection with the Business Combination, on the Closing Date, Lions Gate, LG Studios, MHR Fund Management, Liberty Global Ventures Limited (f/k/a Liberty Global Incorporated Limited), Liberty Global Ventures Limited (f/k/a Liberty Global Incorporated Limited), Discovery Lightning Investments Ltd., Warner Bros. Discovery, Inc. and funds affiliated with MHR Fund Management entered into an amendment to the Voting and Standstill Agreement (the “Amendment to the Voting and Standstill Agreement”) to add LG Studios as a party thereto such that, among other items, certain provisions of the Voting and Standstill Agreement apply to LG Studios as if it were Lions Gate. Additionally, under the Amendment to the Voting and Standstill Agreement, Lions Gate agreed to vote its common shares in favor of designees of Liberty Global, Discovery and MHR Fund Management to the board of directors of LG Studios.

The foregoing summary does not purport to describe all of the terms of the Amendment to the Voting and Standstill Agreement and is qualified in its entirety by reference to the complete text of the Amendment to the Voting and Standstill Agreement, which is filed as Exhibit 10.4 of this Current Report on Form 8-K and each of which is incorporated by reference herein.

Item 8.01.	Other Events.

On May 13, 2024, Lions Gate issued a press release announcing the consummation of the Business Combination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This press release contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the ability of Lionsgate Entertainment Corp. (“Lionsgate”) to effectuate the separation of Lionsgate Studios Corp. (“Lionsgate Studios”) and the STARZ Business of Lionsgate; the benefits of the Business Combination; changes in Lionsgate’s or Lionsgate Studios’ strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Lionsgate’s or Lionsgate Studios’ views as of any subsequent date, and neither Lionsgate nor Lionsgate Studios undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Lionsgate and Lionsgate Studios cannot give any assurance that either of them will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Lionsgate’s or Lionsgate Studios’ actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to the proposed separation or the receipt of proceeds in connection with the Business Combination; (ii) the outcome of any legal, regulatory or ‘governmental proceedings that may be instituted against Lionsgate or Lionsgate Studios or any investigation or inquiry in connection with the Business Combination; (iii) the ability to recognize the anticipated benefits of the Business Combination; (iv) unexpected costs related to the Business Combination; (v) the possibility that Lions Gate may be adversely affected by other economic, business, and/or competitive factors; (vi) operational risks; (vii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s or Lionsgate Studios’ resources; and (viii) other risks and uncertainties indicated from time to time in the annual report on Form 10-K of Lionsgate (the “Lionsgate Form 10-K”) filed with the Securities and Exchange Commission on May 25, 2023, the quarterly report on Form 10-Q of Lionsgate filed with the Securities and Exchange Commission on February 8, 2024 and the current report on Form 8-K of Lionsgate Studios to be filed with the Securities and Exchange Commission in connection with the consummation of the Business Combination (the “Studios Form 8-K”) including those under “Risk Factors” in the Lionsgate Form 10-K and Studios Form 8-K, and in the other periodic reports and other filings of Lionsgate and Lionsgate Studios with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

2.1†	Amendment No. 2 to the Business Combination Agreement, dated as of May 9, 2024, by and among Lions Gate Entertainment Corp., Screaming Eagle Acquisition Corp., SEAC II Corp., SEAC MergerCo, 1455941 B.C. Unlimited Liability Company, LG Sirius Holdings ULC and LG Orion Holdings ULC.

10.1	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.4 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the SEC on December 26, 2023).

10.2	Form of Amended and Restated Registration Rights Agreement (incorporated by reference to Exhibit 10.6 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the SEC on December 26, 2023).

10.3	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the SEC on December 26, 2023).

10.4	Amendment to the Voting and Standstill Agreement, dated as of May 13, 2024, by and among Lions Gate Entertainment Corp., Lionsgate Studios Corp., Liberty Global plc, Discovery Communications, Inc., Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd., Dr. John C. Malone and affiliates of MHR Fund Management, LLC.

99.1	Press Release, dated May 13, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2024

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer